Exhibit 32.1

APEX 10 INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of APEX 10 INC. (the Registrant) on Form 10-Q for the period  ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dan Knoller, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Dan Knoller and will be retained by APEX 10 INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 11, 2015

By: /s/ Dan Knoller

Dan Knoller

Chief Executive Officer, Chief Financial Officer

(Principal Executive Officer, Principal Financial Officer)